Exhibit 10.2

Subscription Agreement (the “Agreement”)

by and among

Dynamic Applications Corp.

A company incorporated under the laws of Delaware having its principal office at 7,

Menachem Begin Street, Ramat Gan, Israel 52521

(“Dynamic” or the “Company”)

And,

Shlomo Palas (i.d. no 57313579) (“Shlomo”)

Samuel Keshet (i.d. no. 030164529) (“Samuel”)

Eliezer Weinberg (i.d. no. 065137408) (“Eliezer”)

Dated August 9, 2009

WITNESSETH

WHEREAS, Dynamic is engaged in the clean tech and the renewable energy industry (“Dynamic’s Business”);

WHEREAS, Shlomo, Eliezer and Samuel possess business development and management capabilities mainly in the clean tech and renewable energy sectors such as carbon credit projects;

WHEREAS, Shlomo, Eliezer and Samuel (each such person, a “Shareholder” and collectively, the “Shareholders”) own and control Green Biofuels Holding Ltd. (“GBH”);

WHEREAS GBH is focusing its activity in the clean tech and the renewable energy industry;

WHEREAS, Dynamic has signed with GBH a co-operation agreement whereby GBH has transferred to Dynamic Contractual rights and/or other rights that relate to carbon credit projects in China and Eastern Europe. Dynamic-GBH agreement is annexed to this agreement as Appendix “A” (the “Dynamic-GBH Agreement”).

WHEREAS, Dynamic is wishing to expand its business activity, inter alia, in the carbon credit projects and in Kenaf related projects;

WHEREAS, Dynamic offered managers at GBH the opportunity to work at Dynamic’s Israeli subsidiary to operate as Dynamic’s business development arm in the clean tech and renewable energy sectors at terms and conditions to be agreed upon, and the managers of GBH and GBH accepted Dynamic’s offer; and

NOW therefore, in consideration of the mutual promises and undertakings of the Parties, it is hereby agreed as follows:

Article I

CONTRIBUTION

Section 1.1. Consideration for Carbon Credit Contribution.  As consideration for the covenants and agreements of GBH under the Dynamic-GBH Agreement, Dynamic shall issue 7,178,750 shares of common stock of the Company to each of Shlomo, Eliezer and Samuel, which shall constitute an issuance of 21,538,250 of common stock of the Company in the aggregate.  Such issuance shall be subject to the prior finalization and approval of a stock plan relating to such common stock under applicable Israeli law by the Company and/or its Israeli subsidiary.

 The foregoing amounts of shares of common stock of the Company designated to be issued in connection herewith shall be subject to reduction based on withholding tax under applicable law.  Notwithstanding anything to the contrary contained herein, each Shareholder shall be solely responsible to pay applicable withholding tax and other applicable taxes relating to any and all issuance of common stock of the Company contemplated hereby and to comply with all applicable law relating to any such tax. The Company shall be permitted but not obligated to comply with applicable law to deduct any amounts of withholding tax required to be paid by the Company from any such amount of common stock to be issued to a Shareholder in accordance with applicable law.

Article II

REPRESENTATION AND WARRANTIES

 Section 2.1 Representations and Warranties of Shareholders.  Each of Shareholder hereby represents and warrants, jointly and severally, to Dynamic as follows:

 (a)  Authority and Capacity. Such Shareholder has full requisite power, capacity and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

 (b) Investment Representations. Each Shareholder acknowledges, represents and agrees to Dynamic, with respect to the common stock of Dynamic issued or to be issued to such person hereunder (the “Issued Common Stock”), that:

 (i) the Issued Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered or qualified under any applicable state securities laws;

 (ii) the Issued Common Stock are being issued to such person in relieance upon exemptions from such registration or qualification requirements, and the availability of such exemptions depends in part upon such person’s bona fide investment intent with respect to the Issued Common Stock;

 (iii) such person’s acquisition of the Issued Common Stock is solely for his/her own account for investment, and such person is not acquiring the Issued Common Stock for the account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof;

 (iv) such person shall not offer for sale, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Issued Common Stock except in accordance with the registration requirements of the Securities Act and applicable state securities laws or upon delivery to the Company of an opinion of legal counsel reasonably satisfactory to the Company that an exemption from registration is available;

 (v) such person is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act, and such person has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Issued Common Stock, and to make an informed investment decision;

 (vi) such person has had the opportunity to ask questions of the Company, and receive answers concerning such person’s acquisition of the Issued Common Stock and to obtain such other information concerning the Company and the Issued Common Stock, to the extent the Company possessed the same or could acquire it without unreasonable effort or expense, as such person deemed necessary in connection with making an informed investment decision;

 (vii) since the Issued Common Stock have not been registered under the Securities Act or applicable state securities laws, such person must bear the economic risk of holding the Issued Common Stock for an indefinite period of time, and he/she is capable of bearing such risk;

 (viii) if such person is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Shareholder hereby represents that the Shareholder has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Issued Common Stock or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Issued Common Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any government or other consents that may need to be obtained in connection with such purchase, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Issued Common Stock; and

 (viii) in addition to any other legends required by law or the other agreements entered into in connection herewith, each certificate evidencing the Issued Common Stock will bear a conspicuous restrictive legend substantially as follows:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH OTHER STATE LAWS OR UPON DELIVERY TO THIS COMPANY OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Article III.

CERTAIN COVENANTS AND AGREEEMENTS

 Section 3.1 Covenants Relating to the Conduct of the GBH Group.  Each Shareholder hereby agrees that, without the prior written consent of Dynamic, such person will not, and will cause its affiliates not to, at any time after the date of this Agreement and until one (1) year following the date on which none of GBH Group or its affiliates owns, directly or indicrely, any interest in Dynamic, directly or indirectly engage in any Competitive Business (as defined below); provided, however, that such Shareholder or any of its affiliates may invest in the securities of any enterprise (but without otherwise participating in the activities of such enterprise) if (x) such securities are listed on any national or regional securities exchange or in the over-the-counter market or have been registered under Section 12(g) of the Securities Act of 1934, as amended, and (y) such party does not beneficially own (as defined in Rule 13d-3 promulgated under the Securities Act of 1934) in excess of 5% of the outstanding equity of such enterprise.   Any Shareholder or its affiliates shall be deemed to be engaging in a Competitive Business if such person, directly or indirectly, engages or invests in, owns, manages, operates, controls or participates in the ownership, management, operation or control of or provides financial support to any business engaged in the Competitive Business. “Competitive Business” means a business which is involved in operating in the carbon credit market industry or in the production, manufacturing or sale of products using kenaf.

Article IV

MISCELLANEOUS

 Section 4.1  Further Assurances.  The parties hereto, and their respective successors and assigns, covenant and agree to take or cause to be taken all such further acts, including the execution and delivery of documents, instruments, certificates of title, conveyances, and powers of attorney, as may be requested by any other party hereto to consummate the transactions contemplated hereby.  Without limiting the generality of the foregoing, each Shareholder covenants and agrees to take any and all actions, and to execute, acknowledge and deliver any and all documents and assurances as the Company may reasonably require for the later assuring, assigning, and transferring unto the Company of the Carbon Credit Project, and to protect the right, title and interest of the Company in and to, and its enjoyment of, the Carbon Credit Project as described in the Dynamic-GBH Agreement.

 Section 4.2  Survival of Representations, Warranties and Covenants.  All representations, warranties, covenants and agreements made by the parties hereto shall survive the date hereof.  All statements contained in any certificate, schedule, exhibit or other instrument delievered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive without limitation despite any investigation made by any party hereto or on its behalf.

 Section 4.3 Amendments and Waivers.  This Agreement may be amended, modified, or superseded only by written instrument executed by each party hereto.  Any waiver of the terms, provisions, covenants, representations, warranties, or conditions hereof shall be made only by a written instrument executed and deliervered by such party or an authorized officer of such party, as applicable.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right to enforce the same.  No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or the breach of any other term, provision, covenant, representation, or warranty.

 Section 4.4 Entire Agreement; Conflicts.  This Agreement (including the exhibits hereto, all of which are by this reference fully incorporated into this Agreement), the documents and materials expressly referred to in schedules or exhibits hereto set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements, and understandings, whether written or oral, relating to the subject matter hereof. In the event of any conflict or inconsistency between the provisions of this Agreement and the contents or provisions of any schedule or exhibit hereto, the provisions of this Agreement shall be deemed controlling.

 Section 4.5 Successors and Assigns.  All of the terms, provisions, covenants, representations, warranties, and conditions of this Agreement shall be binding on and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, but this Agreement and the rights and obligations hereunder shall not be assignable or delegable by any party.

 Section 4.6 Applicable Law.  This Agreement shall be governed by and construed under the laws of the State of Israel without giving effect to rules of conflict of laws and the parties hereto voluntarily, unconditionally and irrevocably submit to the sole and exclusive jurisdiction of the appropriate courts of competent jurisdiction of Tel-Aviv - Jaffa to the absolute exclusion of any other court and any other jurisdiction.

Section 4.7 Mediation Preceding Arbitration.

If a dispute arises out of or relates to this contract, or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation administered by a mutually agreed-upon mediator. If the parties will not reach an agreement regarding the identity of the mediator than the district court in Tel Aviv shall have the authority to decide on the identity of the mediator. If they do not reach such solution within a period of 60 days, then, upon notice by either party to the other, all disputes, claims, questions, or differences shall be finally settled by the appropriate courts of competent jurisdiction of Tel-Aviv – Jaffa.

IN WITNESS WHEREOF, the parties to this Subscription Agreement have duly executed this Agreement on the date first above written and effective as of the date first written above.

COMPANY:

DYNAMIC APPLICATIONS INC.

By:	/s/ Ori Goore
Name: Ori Goore
Title: Chief Executive Officer

AND

/s/ Shlomo Palas
Shlomo Palas

/s/ Eynat Keshet Abramovitz
(Power of Attorney for Samuel Keshet (see Exhibit A) Samuel Keshet

/s/ Eliezer Weinberg
Eliezer Weinberg

Exhibit A
POWER OF ATTORNEY

I the undersigned, Mr. Samuel Keshet, I.D. No. 030164529, hereby assign Eynat Keshet Abramovitz, Advocate from Zichron Yaakov, to be my true and lawful Attorney in all my affairs concerning Dynamic Application Corp. and/or Eco Mode Ltd., without prejudice to the general purport thereof, to perform and/or sign all or any of the actions, matters, agreements and/or documents hereinafter;

1.
Open, maintain or close bank accounts (including, but not limited to, checking accounts, savings accounts, and certificates of deposit), brokerage accounts, and other similar accounts with financial institutions.

a.
Conduct any business with any banking or financial situation with respect to any of my accounts, including, but not limited to, making deposits and withdrawals, obtaining bank statements, passbooks, drafts, money orders, warrants, and certificates or vouchers payable to me by any person, firm, corporation or political entity.

2.	Sell, exchange, by, invest, or reinvest any assets or property owned by me. Such assets or property may include income producing or non-income producing assets and property.

3.	Enter into binding contracts on my behalf, including and not limited to, co-operation and partnership agreements, subscription agreements.

4.	Exercise all stock rights on my behalf as my proxy, including all rights with respect to stocks, bonds, debentures, or other investments.

5.	Maintain and/or operate any business that I may own.

6.	Prepare, sign, and file documents with any governmental body or agency, including, but not limited to, authorization to:

a.	Prepare, sign and file income and other tax returns with governmental bodies.

b.	Obtain information or documents from any government or its agencies, and negotiate, compromise, or settle any matter with such government or agency (including tax matters).

c.	Prepare applications, provide information, and perform any other act reasonably requested by any government or its agencies in connection with governmental benefits.

7.	Transfer any of my assets to the trustee of any revocable trust created by me, if such trust is in existence at the time of such transfer.

8.	Disclaim any interest which might otherwise be transferred or distributed to me from any other person, estate, trust, or other entity, as may be appropriate.

9.	Draw up, sign and issue any statements, claims or notices over the signature of any notary, competent authority or other official.

This Power of Attorney shall be construed broadly as a General Power of Attorney.  The listing of specific powers is not intended to limit or restrict the general powers granted in this Power of Attorney in any manner.

In witness I hereto set my signature	/s/ Samuel Keshet
Samuel Keshet

Today: Aug. 7th, 2009

In witness whereof I hereby authenticate the signature of Mr. Samuel Keshet with my own signature and seal.

/s/ Eynat Keshet Abramovitz
Eynat Keshet Abramovitz, Advocate L.N. 52973

Today: August 7th, 2009